UPEXI

THE SOLANA TREASURY COMPANY

SPRING 2026 · INVESTOR PRESENTATION · NASDAQ: UPXI

FORWARD LOOKING INFORMATION

This presentation contains "forward-looking statements", including statements regarding Upexi, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Upexi are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Upexi cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Upexi that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Upexi carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Upexi, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Upexi reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

UPEXI OVERVIEW

A Consumer Brand Owner

- Brand owner specializing in the development, manufacturing, and distribution of consumer products
- Leverages proprietary data, technology platform, and logistics expertise to accelerate growth, reduce costs
- Publicly-listed on Nasdaq, generates ~$10-15 million in annual revenue, with ~20% through Amazon



LuckyTail
Innovative pet care product brand



Cure Mushrooms
Medicinal mushroom products for better health



Prax
Paraxanthine products for sustainable energy

Adopting a Solana Treasury Strategy

Feb 6, 2025: Expands into Crypto
Reveals intention to pursue crypto & fintech opportunities

Apr 21, 2025: Raises $100 Million
Announces $100m private placement for Solana treasury

May 6, 2025: Begins Staking
Stakes SOL and begins to earn ~8% yield on treasury

May 12, 2025: Purchases Locked SOL
Announced $44m purchase of discounted locked SOL

July 11, 2025: Announces $200m Raise
$200m in kind convertible note & equity private placement

Jan 13, 2026: Announces 2.4m SOL Tokens
Additional equity and in kind convertible placements

WHAT DIFFERENTIATES UPEXI?

There are four key items

1: TOP MANAGEMENT







ALLAN MARSHALL
Chief Executive Officer
Founded XPO Logistics. Multiple successful exits. 30 years M&A experience

ANDREW NORSTRUD
Chief Financial Officer
Long-time public company CFO, spearheading change & growth

BRIAN RUDICK, CFA
Chief Strategy Officer
Deep equities & crypto expertise. Prior Citadel, Millennium hedge fund analyst

Upexi has decades of deep capital markets expertise → **This is a cost of capital game. We know what we're doing**

2. LEADING STRATEGY

Prudent Leverage	No Onchain Degen Trading	Best Ops/Risk Practices
• A small amount of leverage is preferable when betting on an asset that one believes will rise, though the amount should be small enough to be well-positioned for all environments • Upexi utilizes in-kind convertible notes to minimize credit risk • The Company targets a prudent amount of credit-risk leverage	• Upexi does not engage in onchain trading strategies to reduce regulatory, legal, smart contract, and liquidation risks • In addition, we believe traditional investors generally do not invest in things they don't understand • Upexi believes such a strategy attracts more investors and supports the Company's valuation	• Upexi utilizes only leading qualified custodians and validators with strong track records of safety & performance • Qualified custodians have incident loss insurance • Upexi diversifies amongst third-party providers • Upexi believes this drastically lowers risk event potential

Goal is to maximize shareholder value in a risk-prudent fashion → **Positioned for any market environment**
Resonates with all investors of all kinds

3. BRINGING INNOVATION


1ST
PIPE

First large-scale equity PIPE for an altcoin treasury

Catalyzed the digital asset treasury movement



First in-kind convertible note issuance

Materially reduces credit risk for both parties

Upexi has led on multiple capital markets innovations → **Positioned to continue to innovate to stay ahead of peers**

4. DEMONSTRATED VALUE CREATION



Increase in SOL in 2025
35%
3%
Via staked SOL or staking ETF
Via UPXI

Increasing SOL per Share

- Upexi utilizes accretive capital issuance, staking, and discounted locked Solana purchases to increase Solana per share
- Upexi increased adjusted SOL per share by 35% in 2025 vs. +3% an investor could have gotten by themselves from staking alone
- Upexi investors therefore have 32 p.p. more SOL by buying UPXI versus native SOL or an ETF

This is the key reason to own a treasury company!

Successfully and uniquely utilized value creation mechanisms → **Increased SOL for investors by an incremental 32 p.p. in 2025**

Note: "Via staked SOL or staking ETF" estimated as the increase in SOL from similarly timed, proportionally similar investments into SOL that are then staked. "Via UPXI" measured as the increase in adjusted SOL per share, detailed in the appendix.

THE SOLANA TREASURY STRATEGY

CRYPTO TREASURY COMPANY PRIMER

Historical Efforts

- Companies are increasingly adding digital assets to their treasuries to maintain purchasing power and benefit from potential appreciation
- Some companies are issuing capital, mainly using equity and convertible debt, to buy more digital assets
- Efforts mostly center around Bitcoin, but are expanding to other digital assets due partly to a more open SEC

Shareholder Benefits

- May act as a proxy to the assets held in the form of a familiar equity security, increasing confidence, access
- Often trade with beta to the underlying digital asset, a positive when the asset generally increases over time
- Are more than just a play on the digital asset, given accretive capital issuance for the benefit of shareholders

Example Companies

MicroStrategy
Thumzup
STRIVE
MARA
XXI
Semler Scientific
METAPLANET

Triple Action

If the digital asset rises, investors may get all of:

The treasury company stock rises with the asset	+	The premium to book value expands	+	More capital issuance increases accretion

TREASURY COMPANY COMPONENTS

Maximize External Visibility	Issue Capital Intelligently
Upexi is maximizing visibility and demand for the stock	***Upexi will accretively issue capital to maximize value***
Overall Efforts • Extensive public relations campaign • Regular investor presentations • Active Upexi Advisory Committee • Website refresh • Quarterly earnings calls, investor days, etc.	**Overall Efforts** • Will look to issue equity and debt in an accretive and risk-prudent fashion to maximize shareholder value • Strong relationships with top underwriters & investors • Strong capital issuance expertise and playbook • S-3 Shelf Registration effective as of early 2026 • In place $50 million Share Repurchase Program
Traditional Finance • Equity research coverage • Institutional equity conferences • Investor meetings, non-deal roadshows, webinars	**Equity Issuance** • Via private placement, registered offering, or ATM • Successfully raised ~$167m of accretive equity
The Cryptosphere • Active, crypto-native X (fka Twitter) • Media blitz (podcast, panels, news features, etc) • Additional partnerships & opportunities	**Debt Issuance** • Will look to issue convertible debt, focusing on in kind issuance, limiting credit risk for investors and Upexi • Target prudent leverage for safe, upside exposure
Deep connections in finance & crypto enable rapid execution and high visibility	**Targeting additional large-scale, accretive issuance of both equity and debt to benefit shareholders**

MYRIAD VALUE ACCRUAL MECHANISMS

Unlike spot SOL or ETFs, Upexi can add value in several additional ways, all of which compound

Discounted Locked SOL

- Upexi can buy locked SOL at ~10-15% discount
- Aligns to HODL strategy
- Discount moves to par over time (often monthly unlocks through Jan '28)
- Discount nearly doubles effective staking yield

Spot/Locked Composition



Spot
61%
Locked
39%

The discount creates built-in gains for shareholders

Intelligent Issuance

- Upexi monetizes smart capital markets issuance
- Convertible debt gives attractive cost of capital and delayed dilution
- Common equity gives issuance at a premium and higher SOL per share

Issuance Model



UPXI GETS
0% loan OR equity issuance at a premium
Delayed dilution
UPXI GETS
Equity issuance at a premium
Higher market cap, stock price
upexi
Convert Holders
Upexi
Equity Holders
HOLDERS GETS
Access to SOL-like returns
Volatility
Invest $ into SOL
HOLDERS GETS
Increasing SOL per share
Levered returns

Issuing equity above book is by definition accretive

SOL Staking

- Upexi stakes SOL to earn an estimated 6-8% yield
- As a proof-of-stake network, validators or delegators may stake their SOL to secure the network in exchange for staking rewards

Staking Yield



15%
10%
5%
0%
Jan '24
Jul '24
Jan '25
Jul '25
Jan '26

Staking turns the treasury into a productive asset

Change in SOL Price

- Extremely high potential with SOL ~31% of its ATH, market cap 4% of BTC's
- Many positive catalysts like regulatory clarity, institutional adoption, finance moving onchain, and rising activity

SOL Price



300
200
100
0
2021
2022
2023
2024
2025
2026

Enormous potential as the leading blockchain

Sources: Compass Financial Technologies, CoinGecko. Spot/locked composition as of Dec 31, 2025.

THE CAPITAL MARKETS FLYWHEEL

Accrue A Multiple

- *Upexi earns the difference between its cost of capital and the return on SOL, ie. spread income. The market then present values future spread and adds to the NAV, resulting in a premium when the market expects strong forward SOL returns*
- *Investors also pay a premium to access crypto in the form of a familiar equity security and to access additional value accrual mechanisms like the ability to buy locked Solana at a discount*


UPEXI
SOLANA TREASURY

Intelligent Capital Issuance

- *Accruing a multiple enables Upexi to issue equity above book value, which is by definition accretive to shareholders. Selling stock at 2x book value is equivalent to selling $1 for $2 or buying SOL 50% off*
- *Upexi also issues convertible bonds, giving the bond market access to Solana-like returns and giving convertible bond arb traders access to a highly-volatile underlying. In exchange, Upexi gets cheap funding, delayed dilution, and conversion at a premium to the current price*

Higher Stock Price

- *Intelligent capital issuance accretes value for shareholders resulting in increasing SOL per share, a higher stock price, and an improved multiple*

This is how MSTR increased BTC/share 23% and created a $9b BTC gain in 2025

Upexi improves on MSTR's model with discounted SOL purchases, staking, etc.

Sources: MicroStrategy investor relations.

ON VALUATION

MACRO CHARACTERISTICS OF HIGH mNAV	
SMALLER COMPANIES	Similarly-sized, similarly-priced raises will be more accretive for smaller treasury companies, which can lead to a built-in growth premium for smaller treasury companies
SMALLER TOKENS	Provided one is confident the token will perform well over the medium-term, smaller tokens have more potential upside, all else equal, which can also lead to an embedded growth premium
MORE VALUE CREATION MECHANISMS	Multiple valuation creation mechanisms (like accretive issuance, high staking yields, and discounted locked token purchases), create shareholder value and may buttress valuation

POTENTIAL MULTIPLE EXPANSION

- Treasury companies tend to trade at discounts during bear markets and premiums during bull markets
- Should digital asset prices rise, treasury companies may benefit not only from a rising value of their treasuries, but also from multiple expansion


MSTR mNAV vs. BTC Price
Correl = 65%
BTC Price
125
100
75
50
25
0
0.5
1.0
1.5
2.0
2.5
MSTR mNAV

Sources: CoinGecko, Saylortracker.com

THE UPEXI INVESTMENT OPPORTUNITY

PROVIDES CRYPTO EXPOSURE IN A FAMILIAR EQUITY SECURITY

UNLOCKS SIGNIFICANT VALUE USING PROVEN CAPITAL MARKETS STRATEGIES

IMPROVES ON MICROSTRATEGY'S PLAYBOOK WITH KEY INNOVATIONS

CAPITALIZES ON CRYPTO'S SECULAR EXPANSION & SOLANA AS AN END-GAME WINNER

SUPPORTS SOLANA WITH IMPROVED VISIBILITY WITHIN TRADITIONAL FINANCE

SOLANA OVERVIEW

Launched in 2020, Solana is a leading smart contract blockchain built for performance and mass adoption

Description

- Solana is the first second-generation smart contract blockchain, uniquely offering best-in-class technology, high usage / distribution, and a strong track record
- Stated goal is to move global finance onchain, and to synchronize information at the speed of light
- While anything can be built on Solana, it is purpose-built to reimagine our antiquated financial rails
- Solana is leading on most key blockchain metrics

Internet Capital Markets Focus Areas

Stablecoins	Tokenization	AI Agents
Stablecoins enable near-instant and near-free payments with use cases across remittances, micropayments, commerce, & more	With a TAM of all the world's assets, tokenization moves assets onchain for improved settlement, costs, and transparency	Software will begin to autonomously perform economic tasks via AI agents, who need permissionless, credibly neutral rails

The Internet Capital Markets Opportunity

- Traditional finance utilizes antiquated infrastructure built 50+ years ago like ACH and credit card networks
- Even fintech is a front-end wrapper on this old tech
- We can utilize internet and blockchain-based rails to reimagine this antiquated infrastructure
- This leads to enormous speed and cost benefits, as well as transparency, composability, and capital access
- This transition is inevitable and is underway via Solana

Institutions Building on Solana

BlackRock
STATE STREET
PayPal
SOCIETE GENERALE
FRANKLIN TEMPLETON INVESTMENTS
stripe
citi
Western Union
VISA

UPEXI'S SOLANA TREASURY

Solana Treasury Overview

- Approximately 2.4 million SOL, valued at $203 million
- 39% of SOL are locked, much of which was purchased at a mid-teens discount and moves to par over time
- Diversify SOL across qualified custodians, top validators
- Prudent management with no restaking, onchain degen activity, targeted low credit-risk leverage
- Expect to continue to acquire and HODL Solana in a risk-prudent and accretive fashion

Treasury Growth Over Time (SOL, m)



2.5
2.0
1.5
1.0
0.5
0.0
May '25
Jul '25
Sep '25
Nov '25
Jan '26

Staking Overview

- Upexi delegates its SOL to validators to help secure the network and receives SOL staking rewards in return
- Native staking is considered extremely secure
- Nearly all of Upexi's Solana is currently staked
- Staking yields have been consistent around 6-8%
- Buying discounted locked SOL effectively doubles the yield with the discount in yield-equivalent terms
- Upexi's rewards are currently ~155,000 SOL per year

Treasury Composition



Spot SOL 61%
Locked SOL 39%

Note: Treasury growth over time uses only publicly disclosed treasury balances from press releases and annual/quarterly filings. Treasury value uses SOL price of $85.99 on March 10, 2026. Treasury composition as of December 31, 2025.

UPEXI KEY METRICS

Adjusted SOL per Share



0.025
0.020
0.015
0.010
0.005
0.000
+35%
0.013
0.020
Apr 24
Dec 31

Valuation Metrics



1.5X
1.0X
0.5X
0.0X
0.7X
1.4X
Fully-Loaded mNAV
No Conversion mNAV

Credit-Risk Leverage



250
200
150
100
50
0
Net Line Outstanding
NAV

4Q25 Average Daily Volume, $m



20
15
10
5
0
18
16
9
7
UPXI
Peer A
Peer B
Peer C
Peer D
Peer E

Note: Data as of March 10, 2026. See appendix for details on adjusted SOL per share and valuation metric calculations. Peers include DFDV, FWDI, HSDT, STKE, and STSS.

WHY CRYPTO

Novel Uses & Benefits

Blockchain and crypto will be ubiquitous as it enables use cases and benefits not attainable with any other technology. These include

Removal of Intermediaries
- Enables trust between unknown parties without a profit-maximizing leader to reduce costs

Democratization of Value Exchange
- Utilize internet and blockchain-based rails to replace antiquated and inefficient incumbent rails

New Constructs Around Ownership, Governance, Business Models, etc.
- These include non-fungible tokens, decentralized autonomous organizations, incentivization, etc.

Secular Expansion

Prices will ebb and flow given the nascency of the technology, but underlying fundamentals are strong and in secular expansion



Global Crypto Users, m
600
400
200
0
2021
2022
2023
2024
2025
Solana Daily Transactions, m
800
600
400
200
0
2021
2022
2023
2024
2025
Active Experienced Devs, k
12
10
8
6
4
2
0
2016
2018
2020
2022
2024

The Mother of All Catalysts

Corporates are set to dive in on US crypto legislation and reg clarity

- Corporates only dabbling given unclear rules and high legal risks
- They will be forced to jump in once the rules are clear, otherwise they will lose to peers who do
- Corporations have:
  - Billions of customers & top trust
  - Abundant capital
  - Top developer talent
- We expect a step-change in development and usage post legislation, potentially leading to the biggest bull market ever
- Stablecoin legislation passed in 2025, and we may see market structure legislation pass in 2026

Sources: Crypto.com, artemis.xyz, Electric Capital

WHY SOLANA

The End Game-Winning Blockchain

Bitcoin is the best monetary asset. Solana is the best high performance blockchain. It's that simple



Best Money
Best Performance

Top Price Potential

- Solana has very high upside, both given a market cap only 5% that of Bitcoin's and as the TAM represents all of the world's compute (with a focus on finance)
- Solana has various positive catalysts including regulatory clarity, institutional adoption, rising activity & development, the return of memecoins, and more



Market Cap
BTC
SOL

Leading All Other Blockchains

Solana is leading all other blockchains in key metrics



Daily Users, m
AVAX
ETH
SUI
SOL
8
6
4
2
0
Jul '23
Jan '24
Jul '24
Jan '25
Jul '25
Jan '26
Daily Transactions, b
4
3
2
1
0
Fees, $m
800
600
400
200
0
App Revenue, 30d, $m
125
100
75
50
25
0
SOL
ETH
SUI
AVAX

Sources: Artemis.xyz, DeFi Llama

WHY UPEXI

TOP MANAGEMENT CEO founded $25b XPO Logistics Execs have top equities & crypto expertise	**CAP MARKETS EXPERTISE** Proven capital markets capabilities across equity and debt	**PIONEERING INNOVATION** Completed the first large-scale PIPE for an altcoin treasury, in-kind convert issuance
BACKED BY THE BEST Supported by 15 prestigious crypto VCs Various crypto KOLs are angels	**LEADING CONNECTIVITY** Raising visibility across both traditional finance and crypto investors	**OPCO CHARACTERISTICS** Opco is small and ~breakeven, enabling a focus on the treasury
FIRST MOVER Among the first US-listed Solana treasury companies	**PROFESSIONAL OPERATIONS** Seek to expand shareholder value in a risk-prudent manner	**CLEAN CAPITAL STACK** Pristine capital stack and minimal warrants

APPENDIX

UPXI VALUATION

Fully-Loaded mNAV

- Financials adjusted for certain possible or likely items can supplement investor analysis, and may be more representative of the valuation ascribed to the company
- The Fully-Loaded mNAV assumes 1) pre-funded warrants convert to common equity, 2) outstanding in-kind convertible notes convert to equity, 3) the outstanding line is repaid, 4) cash is used to buy Solana

Fully-Loaded mNAV Calculation

Market Cap (Adjusted)	
Total shares currently issued and outstanding	68,902,855
Shares underlying $150m convertible note if converted	35,293,206
Shares underlying $36m convertible note if converted	15,042,034
Share count (adjusted)	**119,238,095**
Stock price	$0.94
Market cap (adjusted)	**$112,203,048**
Treasury Net Asset Value (Adjusted)	
Total SOL held	2,364,983
SOL price	$85.99
Treasury net asset value	**$203,364,888**
Subtract outstanding line	$57,100,000
Add cash on hand	$5,000,000
Treasury net asset value (adjusted)	**$151,264,888**
Fully-Loaded mNAV	**0.74**

No Conversion mNAV

- If one assumes the convertible notes do not convert to UPXI equity, Upexi returns the SOL used as consideration for the note, but will not issue the additional equity underlying the convertible notes
- Options pricing models suggest the converts are more likely than not to convert, given the high volatility of the underlying and long remaining time to maturity

No Conversion mNAV Calculation

Market Cap (Adjusted)	
Total shares currently issued and outstanding	**68,902,855**
Stock price	$0.94
Market cap (adjusted)	**$64,837,587**
Treasury Net Asset Value (Adjusted)	
Total SOL held	2,364,983
SOL underlying $150m convertible note	962,955
SOL underlying $36m convertible note	265,500
SOL not tied to convertible notes	**1,136,528**
SOL price	$85.99
Treasury net asset value	**$97,730,053**
Subtract outstanding line	$57,100,000
Add cash on hand	$5,000,000
Treasury net asset value (adjusted)	**$45,630,053**
No Conversion mNAV	**1.42**

Sources: Company filings. UPXI and SOL price as of March 10, 2026.

ADJUSTED SOL PER SHARE

April 24, 2025

Share Count	
Shares issued & outstanding, March 31, 2025	1,430,429
April 2025 PIPE common shares	35,970,383
April 2025 PIPE pre-funded warrants	7,889,266
Share count (adjusted)	**45,290,078**
SOL Held	
Net cash from April 2025 PIPE	87,500,000
SOL price, April 24, 2025	$152.33
SOL held (adjusted)	**574,411**
Adjusted SOL / share (in SOL)	**0.0127**

December 31, 2025

Share Count	
Shares issued & outstanding	63,212,588
Shares underlying $150m convertible note	35,293,206
Share count (adjusted)	**98,505,794**
SOL Held	
Total SOL held	**2,174,583**
Net cash	-61,078,958
SOL price, Dec 31, 2025	$124.52
Net cash (in SOL)	-490,515
SOL held (adjusted)	**1,684,068**
Adjusted SOL / share (in SOL)	**0.0171**

Sources: Company filings. Assumes net proceeds from the April equity private placement are deployed into spot SOL upon raise close.

THANK YOU